UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 17, 2005
Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        On February 17, 2005, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the “Company”), entered into agreements with certain named executive officers by accepting their cancellation of election under the Company’s 2004 Executive Option Plan (the “Executive Option Plan”), which cancelled elections made in December 2003 and provided new elections for the 2004 bonus amounts to be paid in 2005. The American Jobs Creation Act of 2004 (the “AJCA”) changed the tax treatment for options issued under the Executive Option Plan. The cancellations of elections are possible under transition guidance provided by the Internal Revenue Service (the “IRS”) to avoid punitive taxation associated with the revised tax treatment prescribed by the AJCA.

        The Cancellation of Election Under Executive Option Plan (the “cancellation form”) details that the participant understands the cancellation election is possible due to the transition guidance, specifies the election of the executive officer and includes a statement detailing acknowledgement of the terms and conditions of the cancellation form. The foregoing description of each cancellation form is qualified in its entirety by reference to each cancellation form, copies of which are attached hereto as Exhibit 10.48 through Exhibit 10.52 and are incorporated herein by reference.

        On February 17, 2005, the Company entered into an agreement with a certain named executive officer by accepting enrollment into the Company’s 2005 Deferred Compensation Plan (the “Deferred Compensation Plan”). The AJCA changed the tax treatment for amounts deferred into the Deferred Compensation Plan. The elections in this agreement are possible under transition guidance provided by the IRS to avoid punitive taxation associated with the revised tax treatment prescribed by the AJCA.

        The 2005 Deferred Compensation Plan Employee Enrollment Form (the “enrollment form”) specifies the election of the executive officer to participate in the Deferred Compensation Plan, the percentage or specific dollar amount of regular compensation to defer and an election concerning Change of Control with respect to the Company. The foregoing description of the enrollment form is qualified in its entirety by reference to the enrollment form, a copy of which is attached hereto as Exhibit 10.53 and is incorporated herein by reference. This Exhibit 10.53 supercedes Exhibit 10.44 filed as an exhibit to the Company's current report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2005.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

10.48	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.49	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Donald M. Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.50	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.51	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.52	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.53	2005 Deferred Compensation Plan Employee Enrollment Form dated February 17, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. (Registrant)

February 23, 2005	By:	/s/ STEVEN B. HILDEBRAND

Steven B. Hildebrand
Senior Executive Vice President, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.48	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Gary L. Paxton and Dollar Thrifty Automotive Group, Inc.

10.49	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Donald M. Himelfarb and Dollar Thrifty Automotive Group, Inc.

10.50	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.

10.51	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between R. Scott Anderson and Dollar Thrifty Automotive Group, Inc.

10.52	Cancellation of Election Under Executive Option Plan dated February 17, 2005 between John J. Foley and Dollar Thrifty Automotive Group, Inc.

10.53	2005 Deferred Compensation Plan Employee Enrollment Form dated February 17, 2005 between Steven B. Hildebrand and Dollar Thrifty Automotive Group, Inc.